For news releases, related materials and high-resolution photos and video, visit Ford From the Road. https://x.com/ford https://ford.to/facebook https://ford.to/linkedin News Ford Builds Q3 Momentum with Retail Share Gains, Strong Truck and Large SUV Performance • Retail share gains: Excluding the planned phase-out of Escape and Corsair, Ford estimates its third-quarter retail share increased approximately 0.4 percentage points year over year to 12.1%. • F-Series strength: September sales rose 2.4%, keeping F-Series on track for a 50th consecutive year as America’s best-selling truck. • Super Duty production: Third-quarter production reached 110,275 trucks, up 4.4% and the best quarterly result in 19 years. • F-150 production: The expected financial impact of a short-term supplier issue that affected production of F-150 trucks at the end of September is containable within Ford’s existing full-year 2026 adjusted EBIT guidance. • Maverick Hybrid record: America’s best-selling hybrid pickup set a third-quarter sales record with 27,793 trucks, up 59.6%. • Bronco milestone: Bronco delivered record third-quarter and year-to-date sales • Mustang leadership: Mustang sales increased 7.5% in the third quarter and 17.9% through September. • Software growth: Active paid software subscriptions exceeded 1.7 million through September, increasing more than 40% year over year. DEARBORN, Mich., October 2, 2026 — Ford gained retail share and delivered strong truck and large SUV results in the third quarter, led by stronger F-Series sales in September and Super Duty’s best quarterly production performance in 19 years. Adjusting for the planned phase-out of Escape and Corsair, Ford estimates its retail share increased approximately 0.4 percentage points year over year to 12.1%. Third- quarter sales totaled 509,764 vehicles, down 6.6%, reflecting the planned portfolio changes. Adjusting for Escape and Corsair, Ford’s total vehicle sales volume was essentially unchanged compared with an industry decline of about 1%. Demand for Expedition, Explorer and Bronco, as well as Ford’s off-road performance lineup, contributed to the company’s retail share and pricing power as Ford continued its planned portfolio transition. Momentum strengthened in September, with total Ford and F-Series sales increasing for the month. Overall F-Series production rose 4.5% in the third quarter to 266,777 trucks, driven by Super Duty’s strongest quarterly production performance in 19 years. “We delivered a solid quarter and continued to gain retail share adjusted for the planned sunset of Escape and Corsair,” said Andrew Frick, president, Ford Blue and Model e. “Customers continue to choose our trucks, SUVs and performance vehicles, with F-

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 2 Series, Bronco and our hybrid truck lineup posting standout results. Our dealers continue to turn our inventory quickly, and our vehicle stock is healthy as we head into the fourth quarter.” F-Series Strength Among full-line truck brands, F-Series had the highest retail share and retail revenue in the third quarter, along with the lowest incentive spending in the segment. Through September, F-Series sales totaled 561,508 trucks, extending its lead over Chevrolet Silverado to more than 140,000 trucks. F-Series remains on track for a 50th consecutive year as America’s best-selling truck. September F-Series sales rose 2.4% to 67,448 trucks as production increased. Super Duty Production Reaches 19-Year High Super Duty production totaled 110,275 trucks in the third quarter, up 4.4% from a year ago and its best quarterly production performance in 19 years. Overall, F-Series production increased 4.5% to 266,777 trucks in the quarter. F-150 Production At the end of September, production of F-150 trucks was affected by a short-term supplier issue unrelated to aluminum. The expected financial impact is containable within the full-year 2026 adjusted EBIT guidance of $10.0 billion to $11.0 billion Ford provided on July 28, 2026. Third-Quarter and Year-to-Date Highlights • Total sales: Ford sold 509,764 vehicles in the third quarter and 1,516,279 vehicles through September. • Retail share: Excluding the planned phase-out of Escape and Corsair, Ford estimates its third-quarter retail share increased approximately 0.4 percentage points to 12.1%. • Truck and van leadership: Ford truck and van sales totaled 891,400 vehicles through September, making Ford America’s best-selling truck manufacturer. • F-Series: Sales totaled 561,508 trucks through September, more than 140,000 ahead of Chevrolet Silverado. • Maverick Hybrid: Third-quarter sales rose 59.6% to a record 27,793 pickups. Year-to-date sales of 74,300 pickups also set a record. • F-150 Hybrid: Sales totaled 34,527 trucks through September. • Bronco: Sales reached a third-quarter record of 38,020 SUVs and a year-to-date record of 114,956. • Explorer: Sales increased 17.6% to 189,210 SUVs through September.

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 3 • Transit: Sales totaled 119,185 vans through September, maintaining Ford’s commercial van leadership. • Paid software subscriptions: Active subscriptions exceeded 1.7 million through September, increasing more than 40% year over year. • BlueCruise: Ford and Lincoln customers logged nearly 14 million cumulative hours of hands-free highway driving. Large SUVs Drive Retail Growth Explorer’s year-to-date growth reflected strong demand across its refreshed lineup. Combined sales of the high-margin Explorer Tremor and Platinum series increased 59.9%, while sales of the more affordable Active and ST-Line series rose 23.3%. Expedition year-to-date retail sales increased 10.1%. The vehicle’s total sales declines in the third quarter and through September reflected the timing of fleet orders. Combined Explorer and Expedition sales totaled 249,481 three-row SUVs through September, making Ford the best-selling brand in the large three-row SUV segment, ahead of Chevrolet and Toyota. Off-Road Performance Lineup Continues to Grow Ford’s off-road performance vehicles, including Bronco, Raptor, Tremor and FX4 packages, represented 24% of the company’s sales through September, an increase of 3.8 percentage points from a year ago. Sales across the lineup totaled 364,141 trucks and SUVs through September and 123,507 in the third quarter. Sales increased 8.4% year to date and 12.2% for the quarter. Within the lineup, Raptor sales increased 4.6% through September. Tremor-series sales more than doubled, increasing 122%, while Explorer Tremor delivered its best quarter since its launch late last year. Affordable Trucks and SUVs Attract New Customers Ford’s range of powertrains, price points and certified pre-owned vehicles continued to attract customers. Combined Maverick, Ranger and Bronco Sport sales increased 9.5% through September to 112,627 trucks and SUVs. Entry-level models contributed to that growth: • Ranger XL sales increased 14.6% in the third quarter.

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 4 • Bronco Sport Big Bend sales increased 5.1%. • Maverick XL sales increased 15.5%. Ford Blue Advantage certified pre-owned vehicle sales increased 44% in the third quarter. Ford Blue Advantage was the No. 1 certified pre-owned brand in the quarter, ahead of Toyota. Lincoln SUVs Deliver Third-Quarter Gains Nautilus, Aviator and Navigator sales all increased in the third quarter. Nautilus sales rose 17.7% to 9,066 SUVs, the model’s best third-quarter performance since the MKX entered the midsize premium SUV segment in 2007. Sales through September reached a model record of 27,248 SUVs. Aviator sales increased 11.3% to 4,887 SUVs in the quarter. Through September, Aviator sales totaled 18,309, its best nine-month performance since 2003. Ford Pro Maintains Commercial Leadership Ford remains the No. 1 commercial vehicle brand in the United States. Based on Ford’s analysis of the most recent registration data through July, the company held a 41% share of the Class 1-7 commercial truck and van segment. Paid Software Subscriptions Exceed 1.7 Million Active paid Ford software subscriptions exceeded 1.7 million through September, an increase of more than 40% year over year. Ford and Lincoln customers logged nearly 14 million cumulative hours of hands-free highway driving with BlueCruise through the third quarter. Ford also continued deploying over-the-air software updates to bring newer capabilities to earlier-model-year vehicles. Mobile Service Expands Ford Remote Services completed nearly 1.1 million customer experiences in the United States during the third quarter, up 11%.

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 5 Mobile Service completed more than 701,000 experiences, an increase of 18%. Ford has nearly 4,500 Mobile Service units operating across the United States, the largest fleet of any automaker. Looking Ahead Customers can now order the F-150 Carhartt Edition. Ford will begin taking orders later in October for the Bronco Filson and Bronco RTR editions. Ford Power Promise has been extended through the fourth quarter for customers who purchase or lease a new 2026 Mustang Mach-E. Eligible customers can choose between a complimentary home charging station with standard installation or $1,500 in bonus cash. # # # About Ford Motor Company Ford Motor Company (NYSE: F) is a global company based in Dearborn, Michigan, committed to helping build a better world, where every person is free to move and pursue their dreams. The company’s Ford+ plan for growth and value creation combines existing strengths, new capabilities, and always-on relationships with customers to enrich experiences for customers and deepen their loyalty. Ford develops and delivers innovative, must-have Ford trucks, sport utility vehicles, commercial vans and cars and Lincoln luxury vehicles, along with connected services, including BlueCruise (ADAS) and security. The company offers freedom of choice through three customer-centered business segments: Ford Blue, engineering iconic gas-powered and hybrid vehicles; Ford Model e, inventing breakthrough electric vehicles (“EVs”) along with embedded software that defines always-on digital experiences for all customers; and Ford Pro, helping commercial customers transform and expand their businesses with vehicles and services tailored to their needs. Additionally, the company provides financial services through Ford Motor Credit Company. Ford employs about 169,000 people worldwide. More information about the company and its products and services is available at corporate.ford.com. Contacts: Media Said Deep 1.313.658-0104 sdeep@ford.com Equity Investment Community Maria Ricciardone 1.248.510.9092 mariar@ford.com Fixed Income Investment Community Sean Moore 1.313.248.1587 smoor192@ford.com Shareholder Inquiries 1.800.555.5259 or 1.313.845.8540 fordir@ford.com

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 6 When we provide guidance for adjusted EBIT, we do not provide guidance for the most comparable GAAP measure (net income/(loss) attributable to Ford) because it includes items that are difficult to predict with reasonable certainty. Cautionary Note on Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford’s long-term success depends on delivering the Ford+ plan, including improving cost competitiveness; • Ford’s products have been and could continue to be affected by defects that result in recall campaigns, increased warranty costs, or delays in new model launches, and the time it takes to improve the quality of our products and services and reduce the costs associated therewith could continue to have an adverse effect on our business; • Ford is highly dependent on its suppliers to deliver components in accordance with Ford’s production schedule and specifications, and a shortage of or inability to timely acquire key components or raw materials has previously disrupted and may, in the future, disrupt Ford’s operations; • Ford’s production, as well as Ford’s suppliers’ production, and/or the ability to deliver products to consumers could be disrupted by labor issues, public health issues, natural or man-made disasters, adverse effects of climate change, financial distress, production difficulties, capacity limitations, or other factors; • Ford may not realize the anticipated benefits of existing or pending strategic alliances, joint ventures, acquisitions, divestitures, commercial relationships, or business strategies or the benefits may take longer than expected to materialize; • Ford may not realize the anticipated benefits of restructuring actions and such actions may cause Ford to incur significant charges, disrupt our operations, or harm our reputation; • Failure to develop and deploy secure digital services that appeal to customers, retain existing subscribers, and grow our subscription rates could have a negative impact on Ford’s business; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Ford’s ability to attract, develop, grow, support, and reward talent is critical to its success and competitiveness; • Operational information systems, security systems, products, and services could be affected by cybersecurity incidents, ransomware attacks, and other disruptions and impact Ford, Ford Credit, their suppliers, and dealers; • To facilitate access to the raw materials and other components necessary for the manufacture of electrified products, Ford has entered into and may, in the future, enter into multi-year commitments to raw material and other suppliers that subject Ford to risks associated with lower future demand for such items as well as costs that fluctuate and are difficult to accurately forecast; • With a global footprint and supply chain, Ford’s results and operations have been and could continue to be adversely affected by economic or geopolitical developments, including protectionist trade policies such as tariffs, or other events;

For news releases, related materials and high-resolution photos and video, visit Ford From the Road. 7 • Ford’s new and existing products and digital, software, and physical services are subject to market acceptance and face significant competition from existing and new entrants in the automotive and digital and software services industries, and Ford’s reputation may be harmed based on positions it takes or if it is unable to achieve the initiatives it has announced; • Ford may face increased price competition for its products and services, including pricing pressure resulting from industry excess capacity, currency fluctuations, competitive actions, legal and policy changes, or economic or other factors, particularly for electrified vehicles; • Inflationary pressure and fluctuations in commodity and energy prices, foreign currency exchange rates, interest rates, and market value of Ford or Ford Credit’s investments, including marketable securities, can have a significant effect on results; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • Industry sales volume can be volatile and could decline if there is a financial crisis, recession, public health emergency, or significant geopolitical event; • The impact of government incentives on Ford’s business has been and could continue to be significant, and Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, asset portfolios, or other factors; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Economic and demographic experience for pension and OPEB plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Ford and Ford Credit have experienced and could continue to experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, services, perceived environmental impacts, or otherwise; • Ford may need to substantially modify its product plans and facilities to respond to shifting consumer sentiment and competitive dynamics as a result of policy changes affecting, or otherwise to comply with safety, emissions, fuel economy, autonomous driving technology, environmental, and other regulations; • Ford and Ford Credit could be affected by the continued development of more stringent privacy, data use, data protection, data access, and artificial intelligence laws and regulations as well as consumers’ heightened expectations to safeguard their personal information; and • Ford Credit could be subject to new or increased credit regulations, consumer protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward- looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake, and expressly disclaim to the extent permitted by law, any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, as updated by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.